MFS(R)/SUN LIFE SERIES TRUST

                          GOVERNMENT SECURITIES SERIES

                      Supplement to the Current Prospectus

Effective March 18, 2002, the Portfolio Managers' section of the prospectus for the Government Securities Series is hereby restated as follows: The series is managed by a team of portfolio managers.

                 The date of this Supplement is March 25, 2002.